Exhibit 10.5.27

AMENDMENT No. 27

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LTO.

AIRBUS S.A.S.

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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AMENDMENT No 27

This Amendment No 27 to the A320 Family Purchase Agreement dated as of March 19, 1998 (hereinafter referred to as the “Amendment No 27”) between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LTD. is made as of the day of November, 2012.

BETWEEN

AIRBUS S.A.S., a societe par actions slmpliflee, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond Point Maurice Bellante, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 {hereinafter referred to as the “Seller”)

AND

ATLANTIC AIRCRAFT HOLDING LTD., having its principal office at c/o the Winterbotham Trust Company Limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer”)

The Buyer and the Seller being together the parties and each the “Party”.

WHEREAS

A-	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements as amended and supplemented from time to time, as the “Purchase Agreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32 (the “Aircraft’’) .

B-	The Buyer and the Seller have entered into an amendment No 1 to the Purchase Agreement dated September 9,1998 (the “Amendment No 1”), covering the [*] Firm A319-100 Aircraft (to December 1999 and January 2000).

C-	The Buyer and the Seller have entered into an amendment no 2 to the Purchase Agreement dated December 28, 1999 (the “Amendment No 2”) covering :

(i)	The [*] A320-200 Aircraft [*] and the of [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] Finn A320-200 Aircraft.

D-	[*]. Simultaneously,

the Buyer and the Seller have entered into an amendment no 3 (the “Amendment No 3”) to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.

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E-	The Buyer and the Seller have entered into an amendment no 4 to the Purchase Agreement dated February 15, 2000 (the “Amendment No 4”) covering:

(i)	the [*] A320-200 Aircraft [*] and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] firm A319-100 Aircraft.

F-	The Buyer and the Seller have entered into amendment no 5 to the Purchase Agreement dated April 6, 2001 (the “Amendment No 5”) covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the A320-200 Aircraft ([*] Firm No 42) [*] Firm A319-100 Aircraft (Firm No 31 [*] No 45).

(iii)	The [*] A320-200 Aircraft [*] Firm No 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft ([*] Firm No 44)

(v)	[*] Finn A319-100 Aircraft (Firm No 32 [*]).

G-	The Buyer and the Seller have entered into an amendment no 6 to the Purchase Agreement dated April 9, 2001 (the “Amendment No 6’’) covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were schedule to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft [*].

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H -	The Buyer and the Seller have entered Into amendment no 9 to the Purchase Agreement dated December 6, 2002 (the “Amendment No 9”) covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered Into amendment no 10 to the Purchase Agreement dated October 30, 2003 {the “Amendment No 10”) covering the rescheduling of the Delivery Date of firm A32Q-200 Aircraft No. 46 and 47 respectively from May and June 2004 to October and November 2004.

L -	The Buyer and the Seller have entered into an amendment no 11 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 11”) covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and tennination of Amendment W3 [*] stated in paragraph 1 of Letter Agreement W1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into an amendment no 12 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 12”) covering:

(i)	the [*] of Aircraft W44, 17, 37 [*] A320 [*] A321 [*] and W18, 36 and 21 [*] A320 [*] A319 [*]

(ii)	[*],

(iii)	[*].

N -	The Buyer and the Seller have entered into an amendment no 13 to the Purchase Agreement dated November 18, 2004 {the “Amendment No. 13”), covering:

[*]

O -	The Buyer and the Seller have entered into amendment no 14 to the Purchase Agreement dated February 28, 2006 (the “Amendment No. 14”), covering:

(i)	[*] to,

(ii)	AIRMAN software,

(iii)	ADOC Job Cards Package, ADOC Consultation Package, and Air Nav and/or ADOC Navigator Based Consultation

(iv)	[*].

P -	The Buyer and the Seller have entered into amendment no 15 to the Purchase Agreement dated June 22, 2007 (the “Amendment No 15”), covering: [*]

Q -	The Buyer and the Seller have entered into amendment no 16 to the Purchase Agreement dated November 22, 2007 (the “Amendment No 16”), covering the order of three (3) additional A319-100 aircraft and twelve (12) additional A320-200 aircraft.

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R-	The Buyer and the Seller have entered into amendment no 17 to the Purchase Agreement dated April 1,2008 (the “Amendment No 17”), to amend certain provisions of the [*].

S-	The Buyer and the Seller have entered into amendment no 18 to the Purchase Agreement dated January 3rd”, 2009 (the “Amendment No 18”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 60 and 61,

(ii)	[*].

T-	The Buyer and the Seller have entered into amendment no 19 to the Purchase Agreement dated April 28th, 2009 (the “Amendment No 19”), covering:

(i)	the [*] of the Aircraft No 58, 62 and 65,
(ii)	the change of the Delivery Dates of the Aircraft No 58, 62 and 65,

U-	The Buyer and the Seller have entered into amendment no 20 to the Purchase Agreement dated February 10th, 2010 (the “Amendment No 20”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 58 and 65,

(ii)	[*],

(iii)	[*].

V-	The Buyer and the Seller have entered into amendment no 21 to the Purchase Agreement dated 29 April, 2011 (the “Amendment No 21”), covering the [*] of the Aircraft No 64.

W-	The Buyer and the Seller have entered into amendment no 22 to the Purchase Agreement dated 26 August, 2011 (the “Amendment No 22”), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 61,
(ii)	the [*] and the rescheduling of the Delivery Oates of Aircraft No 66 and 67.

X-	The Buyer and the Seller have entered into amendment no 23 to the Purchase Agreement dated 25 October, 2011 {the “Amendment No 23”), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 58,

(ii)	the [*] and the rescheduling of the Delivery Dates of Aircraft No 68 and . 69.

Y-	The Buyer and the Seller have entered into amendment no. 24 to the Purchase Agreement dated 29 March, 2012 (the “Amendment No 24), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 65,

(ii)	the [*] and the rescheduling of the Delivery Dates of Aircraft No. 60, 70, 71, 72, 73, 74, 75 and 76.

Z-	The Buyer and the Seller have entered into amendment no 25 to the Purchase Agreement dated 29 March, 2012 (the “Amendment No 25”), covering:

[*]

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AA -	The Buyer and the Seller have entered into amendment no 26 to the Purchase Agreement dated 29 March, 2012 (the Amendment No 26”), covering:

(i)	the equipment of certain Aircraft with Sharklets [*]

AB -	The Buyer has requested the Seller to the, Aircraft W60 [*] The Seller has agreed to such Aircraft under the terms and conditions of this Amendment W27.

AC -	As used hereafter, the terms MPurchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 26, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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1.	AIRCRAFT [*]

The Parties agree that the A319-100 Aircraft with rank number W60 is hereby rescheduled and [*] an A320-200 Aircraft (the “[*]) as follows:

[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

(the “[*]”).

It is hereby agreed that unless otherwise expressly amended herein, all terms and conditions goveming the sale and purchase of A320 Aircraft ordered under Amendment No. 13 to the Purchase Agreement (including, without limitation, the provisions of the Purchase Agreement concerning the amount and the payment of the Final Price of the Aircraft) as set forth in the Purchase Agreement will apply to the [*] Aircraft.

2.	PREDELIVERY PAYMENTS

[*]

The Parties agree that the Due Payment shall be paid by the Buyer to the Seller upon signature of the Amendment No. 27 and the Predefivery Payment schedule for the Converted Aircraft shall be amended as further detailed in Appendix 1 to the present Amendment W27.

[*]

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4. MISCELLANEOUS

It Is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall remain in full force and effect and shall apply to this Amendment No 27 except as expressly modified by this Amendment No 27.

In case of any inconsistency between this Amendment No 27 and the Purchase Agreement, this Amendment No 27 shall prevail.

This Amendment No 27 together with the Purchase Agreement, its Exhibits, Letter Agreements, and amendments to date contain the entire agreement between the Parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 27 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 27 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

This Amendment W27 shall be govemed by and construed and performance thereof shall be determined in accordance with the laws of France.

The Amendment No 27 (and its existence) shall be treated by each Party as confidential and shall not be released or revealed in whole or in part to any third party without the prior written consent of the other Party. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other Party.

This Amendment W27 may be executed by the Parties in separate counterparts and any single counterpart shall be deemed to be an original and a set of such counterparts executed and delivered by the Parties shall constitute one and the same Amendment W27 and a full original Amendment No 27 for all purposes.

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IN WITNESS WHEREOF this Amendment No 27 was entered Into the day and year above written.

ILLEGIBLE
ILLEGIBLE

By:	WND LIMITED	By:

Its:	DIRECTOR	Its

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APPENDIX 1 TO AMENDMENT No 27

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